AMENDMENT TO
                            ASSET PURCHASE AGREEMENT


        This AMENDMENT TO ASSET PURCHASE AGREEMENT (THIS "AMENDMENT"), dated as of November 12, 1998, is entered into by and among TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("TBCC"). TRANSAMERICA GROWTH CAPITAL, INC., a Delaware corporation (the "SB1C SUBSIDIARY"), TRANSAMERICA SMALL BUSINESS SERVICES, INC., a Delaware corporation (the "SECTION 7(A) SUBSIDIARY," and collectively with TBCC and the SBIC Subsidiary, the "BUYERS"), each of the SELLERS named on the signature pages hereof (individually a "SELLER" and collectively, the "SELLERS") and HOMEGOLD FINANCIAL, INC., a South Carolina corporation (the "PARENT").


                              W I T N E S S E T H:


        WHEREAS, TBCC, the SBIC Subsidiary, the Section 7(a) Subsidiary, the Sellers and HomeGold Financial, Inc. are parties to an Asset Purchase Agreement dated as of October 2, 1998 (the "AGREEMENT");

        WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided forherein;

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. DEFINED TERMS. Terms used in this Amendment which are defined in the Agreement shall have the meaning assigned to such terms in the Agreement unless otherwise defined herein.

        SECTION 2.  AMENDMENTS TO AGREEMENT.

        2.1 RECITAL. The first Recital to the Agreement is amended in its entirety to read as follows:

               "WHEREAS, the Sellers are engaged in the businesses of making mezzanine loans, loans pursuant to Section 7(a) of the Small Business Act, and first mortgage commercial loans that are senior to loans made pursuant to Section 504 of the Small Business Investment Act;"



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        2.2 DEFINITIONS. (a) The definitions of "BUSINESSES," "CLOSING PAYMENT,"
"ESTIMATED CLOSING PAYMENT" AND "RECEIVABLE" in the Agreement are amended in their entirety to read as follows:

               "BUSINESSES" means all activities currently conducted by the Sellers or EBCH relating to (i) the making of mezzanine loans (including the purchase of warrants and other equity investments in connection therewith); (ii) the making of investments and loans as a Small Business Investment Company (as defined in the Small Business Investment Act);
        (iii) the making of loans pursuant to Section 7(a) of the Small Business Act, (iv) the making of first mortgage commercial loans that are senior to loans made pursuant to Section 504 of the Small Business Investment Act, and (v) servicing, liquidation, collection and funding activities (including asset-backed securities transactions) in connection with any of the foregoing, but excluding the activities relating to the Retained Assets and Retained Liabilities.

               "CLOSING PAYMENT" means the Purchase Price as determined under
        SECTION 3.2(C) LESS $5,000,000.

               "ESTIMATED CLOSING Payment" means the Estimated Purchase Price less $5,000,000.

               "RECEIVABLE" means an account receivable, trade receivable, loan receivable, note receivable or other account or right to payment generated through the extension of credit or purchased or acquired in the operation of the Businesses."

        (b) The first sentence of the definition of "HOLDBACK AMOUNT" in the Agreement is amended in its entirety to read as follows:

               ""HOLDBACK AMOUNT" means, subject to disbursement as specified in
        Section 12.5 and in the Escrow Agreement, (i) $5,000,000 from the Closing Date to but not including the date that is six months after the Closing Date, (ii) $4,000,000 from and including the date that is six months after the Closing Date to but not including the first anniversary of the Closing Date, (iii) $3,500,000 from and including the first anniversary of the Closing Date to but not including the date that is eighteen months after the Closing Date, and (iv) $3,000,000 from and including the date that is eighteen months after the Closing Date; provided, however, that each of the amounts specified in clauses (i),
        (ii), (iii) and (iv) shall be increased by the amount of interest earned thereon under the Escrow Agreement from the Closing Date to the date of such determination, which accumulated interest shall be fully available to satisfy payment of Indemnifiable Losses from the Holdback Amount pursuant to Section 12.5."

        (c) The following definitions are added to Article I in appropriate alphabetical sequence:

               "NON-SBA RELATED CONTRACTS" means all Contracts other than SBA Related Contracts.

               "NON-SBA RELATED RECEIVABLES" means all Receivables other than SBA Related Receivables.

               "NON-SBA RELATED RECEIVABLE COLLATERAL DOCUMENTS" means all Receivable Collateral Documents other than SBA Related Receivable Collateral Documents.

               "NON-SBA RELATED RECEIVABLE CREDIT SUPPORT DOCUMENTS" means all Receivable Credit Support Documents other than SBA Related Receivable Credit Support Documents.

               "NON-SBA RELATED RECEIVABLE DOCUMENTS" means all Receivable Documents other than SBA Related Receivable Documents.

               "SBA RELATED CONTRACTS" means all Contracts arising in connection with the Businesses under which Emergent Business Capital, Inc. or Reedy River Ventures Limited Partnership has any rights or obligations.

               "SBA RELATED RECEIVABLES" means all Receivables arising in connection with the Businesses of Emergent Business Capital, Inc. or Reedy River Ventures Limited Partnership and all Receivables arising in connection with the Businesses in which Emergent Business Capital, Inc. or Reedy River Ventures Limited Partnership has any right, title or interest.

               "SBA RELATED RECEIVABLE COLLATERAL DOCUMENTS" means all Receivable Collateral Documents related to SBA Related Receivables.

               "SBA RELATED RECEIVABLE CREDIT SUPPORT DOCUMENTS" means all Receivable Credit Support Documents related to SBA Related Receivables.

               "SBA RELATED RECEIVABLE DOCUMENTS" means all Receivable Documents related to SBA Related Receivables.

               "SMALL BUSINESS INVESTMENT ACT" means the Small Business Investment Act, as amended."

        2.3 PURCHASE AND SALE. The proviso appearing at the end of Section 2.1 of the Agreement is amended in its entirety to read as follows:

        "provided, however, that (i) Emergent Business Capital, Inc. shall sell, assign, transfer, convey and deliver to the Section 7(a) Subsidiary, and the Section 7(a) Subsidiary agrees to purchase from Emergent Business Capital, Inc., the Section 7(a) Permits, the Shares and the Transferred Assets and Assumed Liabilities of Emergent Business Capital, Inc. relating to the making of loans pursuant to Section 7(a) of the Small Business Act, as more fully set forth in the Transfer Instruments; and
        (ii) Reedy River Ventures Limited Partnership shall sell, assign, transfer, convey and deliver to the SBIC Subsidiary, and the SBIC Subsidiary agrees to purchase from Reedy River Ventures Limited Partnership, the SBIC Permits and the Transferred Assets and Assumed Liabilities of Reedy River Ventures Limited Partnership, as more fully set forth in the Transfer Instruments."



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        2.4    ASSUMED  LIABILITIES.  (a) Section  2.4(a)(i) of the  Agreement
is amended in its entirety to read as follows:

               "(i)(A) all obligations and liabilities of the Sellers arising under any SBA Related Receivables, SBA Related Receivable Documents, SBA Related Receivable Collateral Documents or SBA Related Receivable Credit Support Documents or SBA Related Contracts acquired pursuant to Section 2.2(a), but exclusive of any obligations and liabilities of the Sellers set forth on Schedule 2.4; and (B) all obligations and liabilities of the Sellers, which are required to be performed, and which accrue, after the Closing Date, arising under the Non-SBA Related Receivables, Non-SBA Related Receivable Documents, Non-SBA Related Receivable Collateral Documents and Non-SBA Related Receivable Credit Support Documents and the Non-SBA Related Contracts acquired pursuant to Section 2.2(a) (but not any liabilities of the Sellers in respect of a breach of or default under such Non-SBA Related Receivables, Non-SBA Related Receivable Documents, Non-SBA Related Receivable Collateral Documents, Non-SBA Related Receivable Credit Support Documents or Non-SBA Related Contracts arising prior to the Closing for which claims are brought prior to the sixth anniversary of the Closing Date);"

        (b) Section 2.4(a) of the Agreement is further amended by deleting the word "and" appearing at the end of clause (iii) thereof, deleting the period at the end of clause (iv) thereof and replacing it with a semi-colon and the word "and" and inserting the following:

        "(v) all liabilities and obligations arising from any legal, administrative or arbitration proceeding, suit or action of any nature against Emergent Business Capital, Inc. or Reedy River Ventures Limited Partnership arising in connection with the conduct of such entities' Businesses prior to the Closing, but exclusive of any liabilities and obligations set forth on Schedule 2.4."

        2.5 RETAINED LIABILITIES. Section 2.5(d) of the Agreement is amended in its entirety to read as follows:

        "(d) any liability or obligation arising from any legal, administrative or arbitration proceeding, suit or action of any nature against Emergent Commercial Mortgage, Inc. or Emergent Business Capital Equity Group, Inc. arising in connection with the conduct of such entities' Businesses prior to the Closing, and any liability or obligation to the extent set forth on Schedule 2.4 arising from any legal, administrative or arbitration proceeding, suit or action of any nature against Emergent Business Capital, Inc. or Reedy River Ventures Limited Partnership arising in connection with the conduct of such entities' Businesses prior to the Closing;"

        2.6 CONTRACT AND RECEIVABLES. The second sentence of Section 4.7(b) of the Agreement is amended in its entirety to read as follows:

        "The Sellers have made available, and at Closing shall deliver, to the Buyers originals (or complete and correct copies followed by the originals, if available, within 30 days of Closing) of all Receivable Documents, Receivable Credit Support Documents and Receivable Collateral Documents evidencing or otherwise relating to the Receivables."


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        2.7 REPRESENTATIONS AND WARRANTIES OF THE SELLERS. The following new
Sections 4.27 and 4.28 are hereby added to the Agreement:

        "4.27 CERTAIN AGREEMENTS. There are no oral agreements or contracts pursuant to which any Seller or EBCH (a) provides, or has provided to it, services, (b) purchases or leases from any third party, any products, goods or services, or (c) maintains any confidentiality or non-competition covenants with a third party.

        4.28 CERTAIN CLAIMS. There are no claims, howsoever arising, asserted by any Person or Governmental Authority against any Seller or EBCH, nor has any Seller or EBCH engaged in any activity or other conduct which would give rise to any claim, for negligence, gross negligence, fraud, malfeasance, willful misconduct or otherwise in connection with the making, monitoring, funding, liquidation, enforcement, servicing or collection of any loan or in connection with any extension of credit (including, without limitation, in connection with any Receivable), or any similar claims and matters."

        2.8 CONDITIONS TO THE OBLIGATIONS OF THE BUYERS. Section 8.2(m) of the Agreement is amended in its entirety to read as follows:

        "(m) SHARES OF EBCH. The Section 7(a) Subsidiary shall have received the Shares duly assigned to it by Emergent Business Capital, Inc."

        2.9 NONCOMPETITION AND NONSOLICITATION COVENANT. Clause (a) of Section
9.1 of the Agreement is amended in its entirety to read as follows:

        "(a) engaging in any activity that is the same as or substantially similar to providing mezzanine loans (including the purchase of warrants and other equity investments in connection therewith), providing loans pursuant to Section 7(a) of the Small Business Act, or providing first mortgage commercial loans that are senior to loans made pursuant to
        Section 504 of the Small Business Investment Act;"

        2.10 INDEMNIFICATION BY THE SELLERS. Section 12.2(a) of the Agreement is amended by deleting the word "or" appearing at the end of clause (v) thereof, deleting the period at the end of clause (vi) thereof and replacing it with a semi-colon and the word "or" and inserting the following:

        "(vii) notwithstanding the assumption by the Buyers pursuant to Sections 2.4(a)(i)(A) and 2.4(a)(v) of the obligations and liabilities described therein, all such obligations and liabilities of the Sellers which have been so assumed pursuant to such Sections 2.4(a)(i)(A) and 2.4(a)(v)."

        2.11 GROUNDS FOR TERMINATION. Section 11.1(b) of the Agreement is amended by deleting the date "October 31, 1998" appearing in the third line thereof and inserting the date "November 15, 1998" in lieu thereof.

        2.12 HOLDBACK AMOUNT. Section 12.5 of the Agreement is amended by deleting the phrase "plus all accrued and unpaid interest thereon" appearing in the third sentence.
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        2.13 SCHEDULES. The Agreement is amended by adding Schedule 2.4 to the
Agreement in the form attached hereto.

        2.14 ESCROW AGREEMENT. (a) Section 1 of Exhibit C to the Agreement is amended by deleting the dollar amount "$4,000,000" appearing in the second line thereof and inserting the dollar amount "$5,000,000" in lieu thereof.

        (b) Section 2 of Exhibit C to the Agreement is amended by deleting the second sentence thereof and inserting the following in lieu thereof:

        "Interest earned on the Escrow Amount (to the extent not previously released pursuant to Section 3(a) shall be distributed to the Parent for the benefit of the Sellers on the date of termination of the escrow pursuant to Section 5. The Sellers shall be responsible for the payment of any taxes on the interest earned on the Escrow Amount."

        SECTION 3. MISCELLANEOUS.

        3.1 GOVERNING LAW; SEVERABILITY. THIS AMENDMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, APPLICABLE TO CONTRACTS MADE AND TO BE ENTIRELY PERFORMED IN SAID STATE. If any provision of this Amendment shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid and enforceable provision as similar as possible to the provision at issue.

        3.2 INTERPRETATION. The headings preceding the text of Sections and subsections included in this Amendment are for convenience only and shall not be deemed part of this Amendment or be given any effect in interpreting this Amendment. The use of the terms "including" or "include" shall, in all cases, mean "including, without limitation," and "include, without limitation," respectively. The use of the masculine, feminine or neuter gender herein shall, as applicable, also refer to the other genders. Except as the context otherwise requires, the use of the singular form of any term shall also refer to the plural, and vice versa. Unless the context otherwise requires, whenever the terms "hereto", "hereunder", "herein" or "hereof" are used in this Amendment, such terms shall be construed as referring to this entire Amendment. This Amendment is the result of negotiations among, and has been reviewed by, counsel to the other parties thereto and is the product of all parties. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Amendment against the party that drafted it has no application and is expressly waived.

        3.3 COUNTERPARTS. This Amendment may be executed in one or more counterparts, all of which shall together constitute one and the same instrument, and shall become effective when one or more counterparts hereof have been signed by the Buyers and delivered to the Sellers and one or more counterparts hereof have been signed by the Sellers and delivered to the Buyers.



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        3.4 REFERENCES TO AGREEMENT. Except as herein amended, the Agreement shall remain in full force and effect and is hereby ratified in all respects. On and after the effectiveness of the amendments to the Agreement accomplished hereby, (i) each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall be a reference to the Agreement as amended hereby, (ii) and each reference to the Agreement in any agreement, document or other instrument executed and delivered prior hereto shall be a reference to the Agreement as amended by this Amendment.

        3.5 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.